Semiannual Report December 31, 2001


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NUVEEN INVESTMENTS

MUNICIPAL CLOSED-END
EXCHANGE-TRADED FUNDS

Dependable, tax-free income to help you keep more of what you earn.

FLORIDA

NQF
NUF
NFL

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DEAR SHAREHOLDER

[photo: Timothy R. Schwertfeger]

Timothy R. Schwertfeger
Chairman of the Board

sidebar text:

"A diversified portfolio can leave you well positioned to reduce overall investment risk."


In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2002



sidebar text:

"Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen Florida Municipal Closed-End Exchange-Traded Funds (NQF, NUF, NFL)

PORTFOLIO MANAGER'S COMMENTS

Portfolio manager Tom O'Shaughnessy reviews economic and market conditions, key strategies, and the recent performance of the Nuveen Florida Funds. Tom, who joined Nuveen in 1983, has managed NQF and NUF since 1991. After managing NFL from its inception in 1992 until early 1995, he reassumed management responsibility for this Fund in 1998.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

The two major forces at work during the twelve months ended December 31, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the tragic events of September 11 and their aftermath also have had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of interest rate cuts designed to stimulate the sluggish U.S. economy. As of December 31, 2001, the fed funds rate was 1.75%, its lowest level since 1961. The consensus among many market observers is that the Fed could decide to cut rates yet again if signs of a significant economic slowdown continue.

In the municipal market, the general environment of the past twelve months helped many fixed-income securities perform well. The Fed's interest rate cuts created favorable conditions for both new municipal issuance and refundings, resulting in the highest annual level of new municipal supply - $286.3 billion - since 1993, and an increase of 43% over 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. In addition to individuals, institutional investors also were active buyers in the new issue market during 2001.

HOW WAS THE ECONOMIC ENVIRONMENT IN FLORIDA?

Over the past twelve months, employment growth in Florida slowed significantly, largely as the result of downturns in the hotel and tourism industries, which were negatively affected both by the national economic slowdown and by decreased air travel following September 11. Orlando and Miami have been among the hardest hit areas economically. As of December 2001, the state unemployment rate was 5.7%, up sharply from 4.1% in June 2001, but in line with the December national average of 5.8%. Florida also continues to face revenue shortfalls due to slowing sales tax collections. Some observers believe that job growth within the state could rebound by late 2002, and low business costs will continue to favor Florida as a destination for business relocations over the longer term. However, the state's heavy reliance on the tourism industry will continue to make Florida vulnerable to national business cycles.

During 2001, Florida issued $14.1 billion in new municipal debt, up 32% from 2000 levels. Although the three major agencies have maintained their ratings of Aa2/AA+/AA for Florida debt, Moody's placed Florida on its negative credit watch list, citing the impact of the national recession and the lingering effects of the September 11 attacks on the state's leading industries.

HOW DID THE NUVEEN FLORIDA FUNDS PERFORM OVER THE PAST TWELVE MONTHS?

For the year ended December 31, 2001, the Nuveen Florida Municipal Closed-End Exchange-Traded Funds produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the relevant Lehman Brothers Municipal Bond Indexes1 and Lipper Peer Group2 are also presented.

                             TOTAL RETURN         LEHMAN       LIPPER
         MARKET YIELD              ON NAV  TOTAL RETURN1     AVERAGE2
------------------------------------------------------------------------
                                   1 YEAR         1 YEAR       1 YEAR
                  TAXABLE-          ENDED          ENDED        ENDED
      12/31/01  EQUIVALENT3      12/31/01       12/31/01     12/31/01
------------------------------------------------------------------------
NQF      5.99%     8.62%          5.05%           5.13%         4.74%
------------------------------------------------------------------------
NUF      6.08%     8.75%          5.12%           5.13%         4.74%
------------------------------------------------------------------------
NFL      5.69%     8.19%          4.44%           4.81%         4.74%
------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

1 The performances of NQF and NUF are compared with that of the Lehman Brothers
  Municipal Bond Index, a national unleveraged index comprising a broad range of investment-grade municipal bonds, while NFL's performance is compared with that of the Lehman Insured Municipal Bond Index, a national unleveraged index comprising a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The total returns of the Nuveen Florida Funds are compared with the average annualized return of the 12 funds in the Lipper Florida Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5%.

Over the past twelve months, the Fed's interest rate easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. During the last two months of 2001, however, amid mixed signals about the potential strength of an economic recovery, bond market volatility increased, pushing municipal yields higher and eroding some of the gains made during the year. During 2001, the performance of the Nuveen Florida Funds was influenced by market activity as well as by portfolio structure, their durations,4 and their individual holdings.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With the Fed's move to a policy of interest rate easing, the dividend-paying capabilities of these Funds benefited from their use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates these leveraged Funds pay their MuniPreferred(R) shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended December 31, 2001, steady or falling short-term interest rates enabled us to implement four dividend increases in NFL, three in NUF, and two in NQF. In coming months, the lower rates currently offered by municipal securities with shorter maturities may continue to benefit these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this could be offset to some degree by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of the Nuveen Florida Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discounts (share price below
NAV) on NQF and NUF to move to premiums (share price above NAV) over the past 12 months, while NFL's discount narrowed significantly.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN FLORIDA FUNDS DURING THE YEAR ENDED DECEMBER 31, 2001?

As we managed our way through an uncertain market, especially in the wake of September 11, we continued to focus on improving the call protection and dividend-paying capabilities of the Funds.

In investing new cash and bond call proceeds over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities, enhance total return potential, and add value and diversification. Among the sectors where we found value were those regarded as providers of essential services, including healthcare.

Over the year ended December 31, 2001, NUF and NFL increased their allocations to healthcare, with each Fund listing this sector among its top five. Overall, these weightings benefited the Funds' performances, as healthcare bonds in the Lehman Municipal Bond Index ranked first in terms of revenue bond performance over this twelve month period.

Specifically, we took advantage of several Florida hospital offerings rated A-to purchase bonds for NQF and NUF. Since issuance in the Florida municipal market generally is very high quality, these bonds provided an opportunity to further diversify the Funds' holdings. We also continued to closely watch activity in the retail investor market, purchasing bonds that we believe would be attractive to individual investors going forward. When needed, we can then sell these bonds at excellent prices to retail investors and reinvest the proceeds in bonds with more potential to benefit the Funds. In December, when the Florida market experienced a lack of supply, we also

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

bought some Puerto Rico issues offering attractive yields. We plan to replace these bonds with Florida bonds as state issuance picks up during the first quarter of 2002. Overall, trading activity was higher in the two non-insured Funds than in NFL, which faced fewer bond calls over the past twelve months.

Looking more closely at call exposure, both NQF and NFL offer excellent levels of call protection in 2002 and 2003, with call exposures of 10% and 19%, respectively, over the next 24 months. NUF, which reached the ten-year anniversary of its inception in October 2001, is still facing the increased call exposure normally associated with this part of its life cycle, and could potentially see as much as 30% of its portfolio called in 2002. In 2003, however, the Fund's call exposure will be only 2%. The number of actual calls experienced by the Funds will depend largely on market interest rates over this time. In general, we believe the call exposure of all these Funds is very manageable, and we foresee no problems in working through it. Our general approach has been to take advantage of the attractive rates being paid on the short end of the curve to sell our pre-refunded holdings before they are called from our portfolios. This approach also allows us to trade when we see attractive replacement opportunities (e.g., higher-yielding, longer call protection) in the market, rather than being locked into market offerings on a specific date.

The Nuveen Florida Funds all offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA totaling 77% of NQF's portfolio and 71% of NUF's portfolio as of December 31, 2001. Both of these Funds also had a 13% allocation of BBB and non-rated bonds, which serve to enhance the Funds' income streams. As an insured Fund, NFL is 100% invested in U.S. guaranteed and/or insured bonds, which means this Fund only hold bonds of the highest quality.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FLORIDA FUNDS IN PARTICULAR?

In general, our outlook for the fixed-income markets over the next twelve months remains positive. While the long-term economic effects of September 11 are still being determined, we think the U.S. economy is headed for a recovery, but one that may be characterized by a slower pace of growth, with inflation and interest rates remaining low over the near term. Nationally, we believe new municipal issuance should continue at current strong levels, and we expect to see Florida issuance return to normal levels after the fall-off in supply during November and December 2001. At the same time, we think demand for tax-exempt municipal bonds should remain strong, as investors continue to look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market, which we believe could result in some pricing uncertainty and create more opportunities to add value for shareholders. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe that the Nuveen Florida Funds are currently well diversified and well positioned for the market environment ahead, and we will continue to respond to events as appropriate.

Over the next six months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends and total returns, and fully utilize Nuveen's experience and research expertise to adjust to any shifts in market conditions. One of our priorities will be managing portfolio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. We will also continue to work to improve call protection, especially in NUF, and to find bonds with the potential to enhance the Funds' total returns. Overall, we believe the Nuveen Florida Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

NQF

Nuveen Florida Investment Quality Municipal Fund

PERFORMANCE
   OVERVIEW AS OF DECEMBER 31, 2001


pie chart

Credit Quality

AAA/U.S. Guaranteed     57%
AA                      20%
A                       10%
BBB                      1%
NR                      12%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.33
--------------------------------------------------
Net Asset Value                             $14.68
--------------------------------------------------
Market Yield                                 5.99%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.62%
--------------------------------------------------
Fund Net Assets ($000)                    $373,012
--------------------------------------------------
Average Effective Maturity (Years)           24.40
--------------------------------------------------
Leverage-Adjusted Duration                   15.52
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 2/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        16.59%         5.05%
--------------------------------------------------
5-Year                         5.33%         5.37%
--------------------------------------------------
10-Year                        6.35%         6.67%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------



bar chart

2001 Monthly Tax-Free Dividends Per Share2

Jan      0.074
Feb      0.074
Mar      0.074
Apr      0.074
May      0.074
Jun      0.074
Jul      0.074
Aug      0.074
Sep      0.075
Oct      0.075
Nov      0.075
Dec      0.0765



line chart

Share Price Performance
Weekly Closing Price

1/1/01   14.6300001
         14.9399996
         15.1300001
         15.1899996
         15.1199999
         15.2700005
         15.1400003
         15.1300001
         15.3100004
         15.1800003
         14.8699999
         15.1099997
         14.6999998
         14.8400002
         14.9399996
         15.0100002
         14.9200001
         15.0299997
         14.7200003
         14.8699999
         14.8599997
         14.7900000
         14.8999996
         15.0000000
         14.8100004
         14.8900003
         14.9200001
         14.8599997
         14.9399996
         15.0000000
         15.0600004
         15.0799999
         15.0500002
         15.0900002
         15.0699997
         15.1599998
         15.1000004
         14.5699997
         14.8999996
         15.2200003
         14.9600000
         15.0200005
         15.0200005
         15.3500004
         15.6000004
         15.4200001
         15.1999998
         15.0000000
         15.2200003
         14.9499998
         15.1499996
12/31/01 15.3299999

Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0557 per share.

NUF

Nuveen Florida Quality Income Municipal Fund

PERFORMANCE
   OVERVIEW AS OF DECEMBER 31, 2001


pie chart

Credit Quality

AAA/U.S. Guaranteed     62%
AA                       9%
A                       16%
BBB                      4%
NR                       9%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.39
--------------------------------------------------
Net Asset Value                             $14.90
--------------------------------------------------
Market Yield                                 6.08%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.75%
--------------------------------------------------
Fund Net Assets ($000)                    $327,991
--------------------------------------------------
Average Effective Maturity (Years)           21.93
--------------------------------------------------
Leverage-Adjusted Duration                   11.10
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 10/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.62%         5.12%
--------------------------------------------------
5-Year                         6.02%         5.08%
--------------------------------------------------
10-Year                        6.98%         6.72%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 20%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
U.S.Guaranteed                                 12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------


bar chart

2001 Monthly Tax-Free Dividends Per Share2

Jan      0.0735
Feb      0.0735
Mar      0.0735
Apr      0.0735
May      0.0735
Jun      0.075
Jul      0.075
Aug      0.075
Sep      0.0765
Oct      0.0765
Nov      0.0765
Dec      0.078



line chart

Share Price Performance
Weekly Closing Price

1/1/01   15.1300001
         14.8100004
         15.1300001
         15.1899996
         15.2799997
         15.2500000
         15.0500002
         15.0500002
         15.2500000
         15.1499996
         14.8999996
         15.1599998
         14.5500002
         15.0000000
         14.8299999
         14.8500004
         14.9499998
         14.8500004
         14.7500000
         14.8000002
         14.8000002
         14.7399998
         14.9499998
         15.1000004
         15.0799999
         14.9700003
         15.0200005
         14.9099998
         15.0299997
         15.0200005
         15.0400000
         15.0299997
         15.2700005
         15.3699999
         15.2700005
         15.2399998
         15.3100004
         14.7200003
         15.1899996
         15.5400000
         15.1400003
         15.2299995
         15.0299997
         15.3400002
         15.5000000
         15.4200001
         15.0900002
         15.2600002
         15.2600002
         15.1999998
         15.1999998
12/31/01 15.3699999


Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0387 per share.

NFL

Nuveen Insured Florida Premium Income Municipal Fund

PERFORMANCE
   OVERVIEW AS OF DECEMBER 31, 2001


pie chart

Credit Quality

Insured                         82%
Insured and U.S. Guaranteed     18%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.08
--------------------------------------------------
Net Asset Value                             $15.25
--------------------------------------------------
Market Yield                                 5.69%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.19%
--------------------------------------------------
Fund Net Assets ($000)                    $328,956
--------------------------------------------------
Average Effective Maturity (Years)           19.65
--------------------------------------------------
Leverage-Adjusted Duration                   11.70
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.80%         4.44%
--------------------------------------------------
5-Year                         8.46%         6.22%
--------------------------------------------------
Since Inception                5.81%         6.41%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
U.S. Guaranteed                                18%
--------------------------------------------------
Transportation                                 18%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------




bar chart

2001 Monthly Tax-Free Dividends Per Share

Jan      0.064
Feb      0.064
Mar      0.0655
Apr      0.0655
May      0.0655
Jun      0.0675
Jul      0.0675
Aug      0.0675
Sep      0.0695
Oct      0.0695
Nov      0.0695
Dec      0.0715



line chart

Share Price Performance
Weekly Closing Price

1/1/01   14.3800001
         14.3100004
         14.5000000
         14.2500000
         14.3900003
         14.2399998
         14.1499996
         14.1499996
         14.3299999
         14.3299999
         14.2200003
         14.4700003
         14.3100004
         14.5200005
         14.6499996
         14.7399998
         14.3999996
         14.4700003
         14.5400000
         14.3500004
         14.3100004
         14.2399998
         14.4700003
         14.3900003
         14.4499998
         14.5400000
         14.6300001
         14.7700005
         14.8000002
         14.6000004
         14.6099997
         14.8900003
         14.8999996
         15.0100002
         14.9499998
         15.1700001
         15.3599997
         14.5000000
         14.9799995
         15.4499998
         15.2700005
         15.3400002
         15.2900000
         15.3599997
         15.8299999
         15.3800001
         15.1499996
         15.3299999
         15.1599998
         15.1199999
         14.9499998
12/31/01 14.9399996


Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

SHAREHOLDER MEETING REPORT

The Shareholder Meeting was held November 15, 2001 in Chicago at Nuveen's headquarters.

                                         NQF                                                         NUF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                     Preferred        Preferred                           Preferred        Preferred       Preferred
                      Common            Shares            Share            Common            Shares           Shares          Shares
                      Shares          Series-T         Series-F            Shares          Series-M        Series-TH        Series-F
====================================================================================================================================
Robert P. Bremner
      For         15,055,083             2,973            2,071        12,981,681             1,621            1,642           1,263
      Withhold       129,148                33                4           144,021                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total             15,184,231             3,006            2,075        13,125,702             1,621            1,644           1,263
====================================================================================================================================
Lawrence H. Brown
      For         15,040,889             2,973            2,071        12,975,253             1,621            1,642           1,263
      Withhold       143,342                33                4           150,449                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total             15,184,231             3,006            2,075        13,125,702             1,621            1,644           1,263
====================================================================================================================================
Anne E. Impellizzeri
      For         15,047,944             2,973            2,071        12,970,847             1,621            1,642           1,263
      Withhold       136,287                33                4           154,855                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total             15,184,231             3,006            2,075        13,125,702             1,621            1,644           1,263
====================================================================================================================================
Peter R. Sawers
      For         15,046,944             2,973            2,071        12,975,249             1,621            1,642           1,263
      Withhold       137,287                33                4           150,453                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total             15,184,231             3,006            2,075        13,125,702             1,621            1,644           1,263
====================================================================================================================================
William J. Schneider
      For                 --             2,973            2,071                --             1,621            1,642           1,263
      Withhold            --                33                4                --                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total                     --             3,006            2,075                --             1,621            1,644           1,263
====================================================================================================================================
Timothy R. Schwertfeger
      For                 --             2,973            2,071                --             1,621            1,642           1,263
      Withhold            --                33                4                --                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total                     --             3,006            2,075                --             1,621            1,644           1,263
====================================================================================================================================
Judith M. Stockdale
      For         15,038,292             2,973            2,071        12,979,429             1,621            1,642           1,263
      Withhold       145,939                33                4           146,273                --                2             --
------------------------------------------------------------------------------------------------------------------------------------
Total             15,184,231             3,006            2,075        13,125,702             1,621            1,644           1,263
====================================================================================================================================


SHAREHOLDER MEETING REPORT (continued)


                                                                                                              NFL
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-W       Series-TH
====================================================================================================================================
Robert P. Bremner
      For                                                                                13,297,322            1,563           2,585
      Withhold                                                                              121,428               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,418,750            1,575           2,641
====================================================================================================================================
Lawrence H. Brown
      For                                                                                13,291,939            1,563           2,585
      Withhold                                                                              126,811               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,418,750            1,575           2,641
====================================================================================================================================
Anne E. Impellizzeri
      For                                                                                13,286,760            1,563           2,585
      Withhold                                                                              131,990               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,418,750            1,575           2,641
====================================================================================================================================
Peter R. Sawers
      For                                                                                13,291,939            1,563           2,585
      Withhold                                                                              126,811               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,418,750            1,575           2,641
====================================================================================================================================
William J. Schneider
      For                                                                                        --            1,563           2,585
      Withhold                                                                                   --               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                            --            1,575           2,641
====================================================================================================================================
Timothy R. Schwertfeger
      For                                                                                        --            1,563           2,585
      Withhold                                                                                   --               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                            --            1,575           2,641
====================================================================================================================================
Judith M. Stockdale
      For                                                                                13,295,218            1,563           2,585
      Withhold                                                                              123,532               12              56
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                    13,418,750            1,575           2,641
====================================================================================================================================


                            Nuveen Florida Investment Quality Municipal Fund (NQF)

                            PORTFOLIO OF
                                       INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 2.9%
$      13,500   Hillsborough County Industrial Development Authority,                       4/10 at 101         N/R    $  10,994,130
                 Florida, Exempt Facilities Revenue Bonds
                 (National Gypsum Company - Apollo Beach Project),
                 Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.6%
        1,500   The Cape Canaveral Hospital District, Florida, Revenue                      1/08 at 101          A+        1,405,185
                 Refunding Certificates, Series 1998,
                 5.250%, 1/01/28
       20,000   Escambia County Health Facilities Authority, Florida,                      11/09 at 101          AA       21,131,400
                 Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A-1, 6.000%, 11/15/31
        4,600   Highlands County Health Facilities Authority, Florida,                     11/11 at 101          A-        4,584,406
                 Hospital Revenue Bonds, Series 2001A (Adventist
                 Health System Sunbelt Obligated Group), 6.000%, 11/15/31
        3,000   City of Miami Beach Health Facilities Authority, Florida,                  11/11 at 101        Baa3        2,835,630
                 Hospital Revenue Bonds, Series 2001A (Mount Sinai Medical
                 Center of Florida Project), 6.800%, 11/15/31
        3,000   Miami-Dade County Health Facilities Authority, Florida,                     8/11 at 101         AAA        2,934,120
                 Hospital Revenue Bonds, Series 2001A, Miami
                 Children's Hospital Refunding, 5.125%, 8/15/26
        6,000   North Broward Hospital District, Florida, Improvement Revenue               1/11 at 101          A-        6,060,600
                 Bonds, Series 2001, 6.000%, 1/15/31
        6,000   Orange County Health Facilities Authority, Florida, Hospital               11/10 at 101          A-        6,283,320
                 Revenue Bonds, Series 2000 (Adventist Health System/Sunbelt
                 Obligated Group), 6.500%, 11/15/30
                Palm Beach County Health Facilities Authority, Florida,
                Hospital Revenue and Revenue Refunding Bonds,
                Series 2001 (BRCH Corporation Obligated Group):
        2,500    5.500%, 12/01/21                                                          12/11 at 101          A+        2,428,050
        2,340    5.625%, 12/01/31                                                          12/11 at 101          A+        2,271,040
        4,250   St. John's County Industrial Development Authority, Florida,                8/02 at 102          A2        4,276,435
                 Hospital Revenue Bonds (Flagler Hospital
                 Project), Series 1992, 6.000%, 8/01/22
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.5%
       11,215   Housing Finance Authority of Broward County, Florida,                       7/09 at 102         N/R       10,718,848
                 Multifamily Housing Revenue Bonds (The Pier Club
                 Apartments Project), Series 1999, 7.000%, 7/01/34
        1,090   Housing Finance Authority of Broward County, Florida,                       5/10 at 101         AAA        1,088,975
                 Multifamily Housing Revenue Bonds (Emerald
                 Palms Apartments Project), Series 2001A, 5.600%, 7/01/21
        1,610   Florida Housing Finance Agency, General Mortgage Revenue                    6/02 at 103         AAA        1,660,441
                 Refunding Bonds, 1992 Series A, 6.400%, 6/01/24
        2,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1996                 9/06 at 102         AAA        2,593,950
                 Series K-1 (Mariner Club Apartments Project), 6.375%,
                 9/01/36 (Alternative Minimum Tax)
       10,000   Florida Housing Finance Corporation, Revenue Bonds, Pembroke               No Opt. Call         N/R        9,962,400
                 Apartments, Series 2001B, 7.750%, 2/01/41
       10,300   Florida Housing Finance Corporation, Revenue Bonds, River Run              No Opt. Call         N/R       10,261,272
                 Apartments, Series 2001, 7.750%, 2/01/41
        3,050   Florida Housing Finance Corporation, Revenue Bonds, Mission                1/12 at 100         AAA        3,045,608
                 Bay Apartments, 2001 Series N, 5.500%, 7/15/29
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.8%
        6,535   Brevard County Housing Finance Authority, Florida, Single Family            3/02 at 102         Aaa        6,676,940
                 Mortgage Revenue Refunding Bonds,  Series 1991C, 7.000%, 9/01/23
          975   Housing Finance Authority of Clay County, Florida, Single Family            4/07 at 102         Aaa        1,007,555
                 Mortgage Revenue Bonds, Series 1997
                 (Multi-County Program), 5.950%, 10/01/19 (Alternative Minimum Tax)
          335   Housing Finance Authority of Dade County, Florida, Single Family            4/05 at 102         AAA          351,428
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)


       Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)

             PORTFOLIO OF INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)
$       8,595   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,           1/06 at 102          AA    $   8,891,871
                 1995 Series 2 (Refunding/New Money Issue), 6.200%,
                 7/01/27 (Alternative Minimum Tax)
        1,900   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,           1/07 at 102          AA        1,977,140
                 Series 2 (New Money and Refunding Issue), 6.350%,
                 7/01/28 (Alternative Minimum Tax)
        2,980   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,           7/07 at 102         AAA        3,037,425
                 1997 Series 2, 5.900%, 7/01/29 (Alternative Minimum Tax)
        1,515   Housing Finance Authority of Manatee County, Florida, Single               11/05 at 102         Aaa        1,609,112
                 Family Mortgage Revenue Bonds, Series 1994 (Subseries 3),
                 7.600%, 11/01/26 (Alternative Minimum Tax)
        1,545   Housing Finance Authority of Manatee County, Florida, Single                5/06 at 105         Aaa        1,686,352
                 Family Mortgage Revenue Bonds, Series 1996 (Subseries 1),
                 7.450%, 5/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.2%
          665   New Jersey Economic Development Authority, Economic Development             6/11 at 102          A+          666,922
                 Revenue Bonds (Masonic Charity Foundation Project),
                 Series 2001, 5.500%, 6/01/31
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.1%
        2,810   Broward County, Florida, General Obligation Public Improvement             No Opt. Call         AA+        3,330,215
                 Refunding Bonds, Series 1986, 12.500%, 1/01/04
        9,230   State of Florida Board of Education, Full Faith and Credit, Public          6/11 at 101         AAA        9,023,894
                 Education Capital Outlay Bonds, Series C, 5.125%, 6/01/31
                 (WI, settling 1/15/02)
       12,000   State of Florida Board of Education, Full Faith and Credit, Public          6/07 at 101         AA+       10,427,640
                 Education Capital Outlay Bonds, 1996 Series B, 4.500%, 6/01/27
                Galveston County, Texas, Justice Center and Public Safety Building
                Bonds, Series 2001:
        4,165    0.000%, 2/01/24                                                           No Opt. Call         Aaa        1,183,401
        3,205    0.000%, 2/01/25                                                           No Opt. Call         Aaa          856,729
        3,000    0.000%, 2/01/26                                                           No Opt. Call         Aaa          755,790
        5,000   Commonwealth of Puerto Rico, Public Improvement General Obligation          7/11 at 100           A        4,794,700
                 Bonds of 2002, Series A, 5.125%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 14.0%
       17,315   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102         AAA       16,535,132
                 Series 1996B, 5.000%, 10/01/35
        6,600   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue            12/11 at 100         AAA        6,205,452
                 Bonds, Series 2001A, 5.000%, 12/01/31
                Florida Intergovernmental Finance Commission, Daytona Beach
                Community Redevelopment Agency, Capital Revenue Bonds, 2001
                Series C-1:
        1,280    5.000%, 2/01/20                                                            8/11 at 100         Aaa        1,261,222
        5,000    5.125%, 2/01/31                                                            8/11 at 100         Aaa        4,888,850
        5,000   Florida Ports Financing Commission, Revenue Bonds, State                    6/07 at 101         AAA        4,962,750
                 Transportation Trust Fund, Series 1996, 5.375%, 6/01/27
                 (Alternative Minimum Tax)
        5,000   The County of Hernando, Florida (Criminal Justice Complex                  No Opt. Call         AAA        6,400,800
                 Financing Program), 1986 Series,  7.650%, 7/01/16
                Manchester Housing and Redevelopment Authority, New Hampshire,
                Revenue Bonds, 2000 Series B:
        5,140    0.000%, 1/01/21                                                       1/10 at 46 25/32           A        1,567,237
        4,640    0.000%, 1/01/25                                                        1/10 at 35 3/32           A        1,077,501
        5,140    0.000%, 1/01/28                                                        1/10 at 28 9/32           A          982,922
        1,075   Osceola County Industrial Development Authority, Florida,                   8/11 at 101         AAA        1,041,159
                 Industrial Development Revenue Bonds (P.M. Wells Charter
                  School Project), Series 2001A, 5.000%, 8/01/23
        3,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation         No Opt. Call         AAA        3,205,590
                 Bonds, 2002 Series E, 5.500%, 8/01/27 (WI, settling 1/16/02)
                Tampa Sports Authority, State of Florida, Sales Tax Payment
                Special Purpose Bonds (Tampa Bay Arena Project), Series 1995:
        1,250    5.750%, 10/01/20                                                          No Opt. Call         AAA        1,359,113
        2,585    5.750%, 10/01/25                                                          No Opt. Call         AAA        2,812,739


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.7%
$      11,500   Broward County, Florida, Airport System Revenue Bonds, 2001                10/11 at 101         AAA      $11,288,055
                 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
        3,500   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,                10/06 at 102         AAA        3,565,240
                 5.750%, 10/01/26 (Alternative Minimum Tax)
       12,000   Director of the State of Nevada, Department of Business and                 1/10 at 100         AAA       11,827,800
                 Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40
       13,500   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/09 at 101         AAA       12,826,620
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28
                 (Alternative Minimum Tax)
        2,590   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102         AAA        2,693,755
                 Airport Revenue Bonds, 1996 Series A, 6.000%, 10/01/23
                 (Alternative Minimum Tax)
        3,500   Hillsborough County Aviation Authority, Florida, Tampa International       10/06 at 102         AAA        3,647,875
                 Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23
        1,750   Miami-Dade County Industrial Development Authority, Florida,               10/09 at 101         AAA        1,838,148
                 Industrial Development Revenue Bonds (Airis Miami II LLC
                 Project at the Miami International Airport), Series 1999,
                 6.000%, 10/15/25 (Alternative Minimum Tax)
       15,450   Miami-Dade County, Florida, Aviation Revenue Bonds, Series 1998C,          10/08 at 101          AAA      14,409,906
                 Miami International Airport (Hub of the Americas), 5.000%,
                 10/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 10.3%
        2,395   Dade County, Florida, Special Obligation Bonds (Courthouse Center           4/04 at 102       A3***        2,617,280
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)
        7,225   Dade County, Florida Special Obligation and Refunding Bonds,          10/08 at 48 27/32         AAA        2,630,478
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded to 10/01/08)
        6,955   State of Florida Board of Education, Full Faith and Credit,                 6/05 at 101         AAA        7,639,163
                 Public Education Capital Outlay Bonds, 1993 Series F,
                 6.000%, 6/01/20 (Pre-refunded to 6/01/05)
       10,000   State of Florida, Department of Environmental Protection,                   7/05 at 101         AAA       10,922,300
                 Preservation 2000 Revenue Bonds, Series 1995A, 5.750%,
                 7/01/13 (Pre-refunded to 7/01/05)
          950   City of Fort Myers, Florida, Improvement Revenue Bonds (Special             7/03 at 100     BBB-***        1,012,510
                 Assessment Geographical Area No. 24 Improvements), Series
                 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)
          435   City of Green Cove Springs, Florida, Utilities Refunding Revenue            2/02 at 102         AAA          445,601
                 Bonds, Series 1991, 6.750%, 10/01/10 (Pre-refunded to 2/01/02)
        1,400   City of Pembroke Pines, Florida, Capital Improvement Revenue               10/04 at 102         AAA        1,542,072
                 Bonds, Series 1995, 6.000%, 10/01/25
                 (Pre-refunded to 10/01/04)
        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding and            No Opt. Call         AAA        3,989,654
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19
        4,500   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),       5/02 at 102      N/R***        4,678,425
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)
        2,900   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,             10/02 at 101         AAA        3,021,858
                 Series 1992A, 6.000%, 10/01/17 (Pre-refunded to 10/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.0%
        2,970   Dade County, Florida, Resource Recovery Facilities Refunding               No Opt. Call         AAA        3,207,778
                 Revenue Bonds, 6.000%, 10/01/06
        6,500   JEA, Florida, Electric System Revenue Bonds, Series 2000 3-C,              10/03 at 100          AA        6,537,830
                 5.625%, 10/01/35
        3,000   JEA, Florida, Electric System Revenue Bonds, Series 2001 C,                10/06 at 100          AA        2,855,010
                 5.000%, 10/01/31
        4,250   City of Lakeland, Florida, Energy System Refunding Revenue                 No Opt. Call         AAA        4,763,868
                 Bonds, Series 1999C, 6.050%, 10/01/11
        7,345   Orlando Utilities Commission, Florida, Water and Electric                  10/11 at 101         Aa1        7,437,767
                 Revenue Bonds, Series 2001 Refunding, 5.250%, 10/01/18
        7,460   Orlando Utilities Commission, Florida, Water and Electric                   4/02 at 100         Aa2        7,233,365
                 Subordinated Revenue Bonds, Series 1989D,
                 5.000%, 10/01/23
        5,000   Orlando Utilities Commission, Florida, Water and Electric                  No Opt. Call         Aa1        5,589,650
                 Revenue Refunding Bonds, Series 1992,
                 6.000%, 10/01/10


       Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
             Portfolio of Investments December 31, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
$       5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, 2002             7/12 at 101         AAA    $   4,968,950
                 Series II, 5.125%, 7/01/26 (WI, settling 1/03/02)
        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding
                 Bonds, 2002 Series JJ, 5.250%, 7/01/15                                    No Opt. Call         AAA        2,115,200
                 (WI, settling 1/03/02)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.2%
          835   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,          3/02 at 101         AAA          846,632
                 6.750%, 9/01/21
        2,560   Florida Governmental Utility Authority, Utility Revenue Bonds,             10/09 at 101         Aaa        2,457,805
                 Poinciana Utility System, Series 1999, 5.000%, 10/01/29
        1,000   City of Jacksonville, Florida, Water and Sewer Revenue Bonds,               8/05 at 102         AAA        1,082,000
                 Series 1995 (United Water Florida Project), 6.350%, 8/01/25
                 (Alternative Minimum Tax)
       10,300   Miami-Dade County, Florida, Water and Sewer System Revenue Bonds,          10/09 at 101         AAA        9,888,824
                Series 1999A, 5.000%, 10/01/29 City of North Port, Florida,
                Utility System Revenue Bonds, Series 2000:
          750    5.000%, 10/01/25                                                          10/10 at 101         Aaa          728,123
        1,385    5.000%, 10/01/30                                                          10/10 at 101         Aaa        1,328,838
        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding and            No Opt. Call         AAA        1,871,990
                 Improvement Bonds, Series 1992,6.000%, 10/01/19
        5,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,          10/18 at 100         AAA       4,847,550
                 Series 1998, 5.000%, 10/01/28
        1,450   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds,             10/02 at 101         AAA        1,498,053
                Series 1992A, 6.000%, 10/01/17  City of Winter Springs, Florida,
                Water and Sewer Revenue Bonds, Series 2001 Refunding:
          700    5.250%, 4/01/16 (WI, settling 1/09/02)                                     4/11 at 101         AAA          714,693
        1,585    5.000%, 4/01/20 (WI, settling 1/09/02)                                     4/11 at 101         AAA        1,561,575
------------------------------------------------------------------------------------------------------------------------------------
$     408,825  Total Investments (cost $376,477,476) - 103.3%                                                            385,245,632
=============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (3.3)%                                                                   (12,234,093)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $ 373,011,539
               =====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.


             Nuveen Florida Quality Income Municipal Fund (NUF)

             PORTFOLIO OF
                        INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER CYCLICALS - 2.5%
$      10,000   Hillsborough County Industrial Development Authority, Florida,              4/10 at 101         N/R    $   8,143,800
                 Exempt Facilities Revenue Bonds (National Gypsum Company -
                 Apollo Beach Project), Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.8%
                Brevard County Educational Facilities Authority, Florida,
                Educational Facilities Refunding and Improvement Revenue
                Bonds, Series 1992:
        1,870    6.750%, 11/01/07                                                          11/02 at 102         BBB-       1,937,339
        4,790    6.875%, 11/01/22                                                          11/02 at 102         BBB-       4,918,755
        2,200   Rhode Island Health and Educational Building Corporation, Higher           11/10 at 101          AA        2,202,530
                 Education Facilities Revenue Bonds, Roger Williams University
                 Issue, Series 2000, 5.500%, 11/15/30
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.5%
        1,000   Alachua County Health Facilities Authority, Florida, Health Facilities     12/02 at 100         AAA        1,026,190
                 Revenue Bonds, Series 1992R (Shands Hospital at the University
                 of Florida Project), 5.750%, 12/01/15
        2,600   Highlands County Health Facilities Authority, Florida, Hospital            11/11 at 101          A-        2,591,186
                 Revenue Bonds, Series 2001A (Adventist Health System Sunbelt
                 Obligated Group), 6.000%, 11/15/31
        8,500   Jacksonville Economic Development Commission, Florida, Mayo                11/11 at 101          AA        8,313,680
                 Foundation Healthcare Facilities Revenue Bonds, Mayo Clinic
                 Jacksonville, Series 2001A, 5.500%, 11/15/36
       10,395   City of Jacksonville, Florida, Hospital Revenue Bonds, Series 1992          2/02 at 102         AAA       10,639,594
                 (University Medical Center, Inc. Project), 6.600%, 2/01/21
        1,500   City of Leesburg, Florida, Hospital Revenue Refunding Bonds                 7/03 at 102           A        1,557,840
                 (Leesburg Regional Medical Center Project), Series 1993A,
                 6.250%, 7/01/09
        4,500   City of Miami Beach Health Facilities Authority, Florida, Hospital         11/11 at 101        Baa3        4,340,880
                 Revenue Bonds, Series 2001A (Mount Sinai Medical Center of
                 Florida Project), 6.700%, 11/15/19
        9,000   North Broward Hospital District, Florida, Improvement Revenue               1/11 at 101          A-        9,090,900
                 Bonds, Series 2001, 6.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.1%
                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1996
                (Tamarac Pointe Apartments Project - GNMA Collateralized):
        1,500    6.250%, 7/01/26                                                            7/06 at 102         AAA        1,565,775
        1,000    6.300%, 1/01/32                                                            7/06 at 102         AAA        1,040,240
        9,600   Housing Finance Authority of Broward County, Florida, Multifamily           6/09 at 102         N/R        8,828,352
                 Housing Revenue Bonds (Pembroke Gardens Project), Series 1999,
                 6.150%, 6/01/39 (Alternative Minimum Tax)
        1,405   Florida Housing Finance Agency, General Mortgage Revenue Refunding          6/02 at 103         AAA        1,449,019
                 Bonds, 1992 Series A, 6.400%, 6/01/24
        1,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1995                10/05 at 102         AAA        1,025,530
                 Series F (Holly Cove Apartment Project), 6.150%, 10/01/25
                 (Alternative Minimum Tax)
        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding             12/08 at 102          A+        2,931,711
                 Bonds, 1998 Series O (Hunters Ridge at Deerwood Apartments),
                 5.300%, 12/01/28
        5,790   Florida Housing Finance Corporation, Housing Revenue Bonds,                10/10 at 102         Aaa        5,951,020
                 Series 2000H-1, Villa de Mallorca Apartments, 6.000%,
                 7/01/33 (Alternative Minimum Tax)
        7,455   Florida Housing Finance Corporation, Revenue Bonds, Pembroke               No Opt. Call         N/R        7,426,969
                 Apartments, Series 2001B, 7.750%, 2/01/41
        2,580   Florida Housing Finance Corporation, Revenue Bonds, River Run              No Opt. Call         N/R        2,570,299
                 Apartments, Series 2001, 7.750%, 2/01/41
        3,630   Miami-Dade County Housing Finance Authority, Florida, Multifamily           1/11 at 102         AAA        3,743,510
                 Revenue Bonds (Sunset Bay Apartments Project), Series 2000-5A,
                 5.950%, 7/01/30 (Alternative Minimum Tax)
        3,240   Housing Finance Authority of Pinellas County, Florida, Multifamily          1/08 at 100         AAA        3,258,338
                 Housing Revenue Bonds (Emerald Bay Apartments Projects),
                 Series 1998A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                 (Mandatory put 4/01/08)


         Nuveen Florida Quality Income Municipal Fund (NUF) (continued)

             PORTFOLIO OF INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.2%
$       7,180   Housing Finance Authority of Broward County, Florida, Single             4/09 at 25 1/2         Aaa    $   1,138,748
                 Family Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)
        5,135   Housing Finance Authority of Broward County, Florida, Single           4/10 at 25 11/32         Aaa          773,485
                 Family Mortgage Revenue Bonds, Series 2001C, 0.000%,
                 4/01/33 (Alternative Minimum Tax)
          429   Housing Finance Authority of Dade County, Florida, Single                   6/02 at 102         AAA          437,820
                 Family Mortgage Revenue Refunding Bonds, 1991 Series D,
                 6.950%, 12/15/12
          290   Housing Finance Authority of Dade County, Florida, Single Family            3/02 at 101         Aaa          294,460
                 Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24
        1,665   Housing Finance Authority of Dade County, Florida, Single Family           4/05 at 102          AAA        1,746,652
                 Mortgage Revenue Bonds, Series 1995, 6.550%, 10/01/27
                 (Alternative Minimum Tax)
        4,390   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,           1/06 at 102          AA        4,541,631
                 1995 Series 2 (Refunding/New Money Issue), 6.200%, 7/01/27
                 (Alternative Minimum Tax)
        1,535   Florida Housing Finance Agency, Home Ownership Revenue Refunding           No Opt. Call         AAA        1,737,758
                 Bonds, 1987 Series G1, 8.595%, 11/01/17
        2,245   Housing Finance Authority of Lee County, Florida, Single Family             3/07 at 105         Aaa        2,436,184
                 Mortgage Revenue Bonds (Multi-County Program), Series 1997A
                 (Subseries 1), 7.200%, 3/01/27 (Alternative Minimum Tax)
          665   Housing Authority of Miami-Dade County, Florida, Home Ownership         4/08 at 101 1/2         Aaa          673,539
                 Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                 (Alternative Minimum Tax)
        2,960   Orange County Housing Finance Authority, Orange County, Florida,            4/06 at 102         AAA        3,052,914
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)
        3,530   Orange County Housing Finance Authority, Florida, Single Family             9/07 at 102         AAA        3,652,879
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997B, 5.100%, 9/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.8%
        7,285   City of Atlantic Beach, Florida, Healthcare Facilities Revenue             10/09 at 101           A        7,357,340
                 Refunding Bonds (Fleet Landing Project), Series 1999,
                 5.750%, 10/01/18
                Jacksonville Health Facilities Authority, Florida, Industrial
                Development Revenue Bonds (National Benevolent Association -
                Cypress Village Florida Project), Series 2000A:
          500    7.050%, 3/01/24                                                            3/10 at 101        Baa2          518,010
        1,250    7.100%, 3/01/30                                                            3/10 at 101        Baa2        1,299,288
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.4%
        9,940   State of Florida Board of Education, Full Faith and Credit,                 6/11 at 101         AAA        9,724,700
                 Public Education Capital Outlay Bonds, Series C, 5.125%,
                 6/01/29 (WI, settling 1/15/02)
       10,000   State of Florida Board of Education, Full Faith and Credit,                 6/08 at 101         AA+        8,829,400
                 Public Education Capital Outlay Refunding Bonds, 1998
                 Series D, 4.500%, 6/01/24
       10,000   State of Florida Board of Education, Full Faith and Credit,                 6/09 at 101         AAA        8,906,100
                 Public Education Capital Outlay Refunding
                 Bonds, 1999 Series A, 4.500%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.5%
        3,000   Dade County, Florida, Special Obligation and Refunding Bonds,              10/06 at 102         AAA        2,864,880
                 Series 1996B, 5.000%, 10/01/35
        2,000   The Department of Corrections, State of Florida, Certificates               3/04 at 102          AA        2,192,280
                 of Participation, Series 1994, 6.000%, 3/01/14
                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25                                                          No Opt. Call         AAA          278,522
        1,590    0.000%, 11/01/26                                                          No Opt. Call         AAA          401,936
        3,170   City of Jacksonville, Florida, Excise Taxes Revenue Bonds,                 No Opt. Call         AAA        1,498,332
                 Series 1993, 0.000%, 10/01/15 (Alternative Minimum Tax)
        1,430   City of Jacksonville, Florida, Better Jacksonville Sales Tax               10/11 at 100         AAA        1,393,807
                 Revenue Bonds, Series 2001, 5.000%, 10/01/23
        2,475   Northern Palm Beach County Improvement District, Florida, Water             8/10 at 102          AA        2,652,136
                 Control and Improvement Bonds Unit of Development No. 19,
                 Series 2000, 6.100%, 8/01/21


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       2,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,              1/04 at 102         AAA    $   2,115,280
                 Series 1994, 6.125%, 1/01/24
        1,260   Osceola County Industrial Development Authority, Florida,                   8/11 at 101         AAA        1,199,281
                 Industrial Development Revenue Bonds (P.M. Wells Charter
                  School Project), Series 2001A, 5.000%, 8/01/31
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.6%
        2,225   Broward County, Florida, Airport System Revenue Bonds, 2001                10/11 at 101         AAA        2,180,611
                 Series J-1, 5.250%, 10/01/21 (Alternative Minimum Tax)
       12,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,                10/06 at 102         AAA       12,223,680
                 5.750%, 10/01/26 (Alternative Minimum Tax)
        1,500   Dade County, Florida, Aviation Revenue Bonds, Series 1995B,                10/05 at 102         AAA        1,561,485
                 6.000%, 10/01/24 (Alternative Minimum Tax)
       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth                  11/09 at 100         AAA       15,642,150
                 International Airport, Joint Revenue Bonds, Series 2000A,
                 6.125%, 11/01/35 (Alternative Minimum Tax)
        8,540   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/02 at 102         AAA        8,936,768
                 Revenue Bonds, Series 1992A, 6.500%,
                 10/01/12 (Alternative Minimum Tax)
        3,500   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/07 at 101         AAA        3,417,680
                 Revenue Bonds, Series 1997, 5.250%,
                 10/01/23 (Alternative Minimum Tax)
        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/09 at 101         AAA        3,800,480
                 Revenue Bonds, Series 1999A, 5.125%,
                 10/01/28 (Alternative Minimum Tax)
        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                  10/08 at 101         AAA        7,067,025
                 International Airport (Hub of the Americas), Series 1998A,
                 5.000%, 10/01/24 (Alternative Minimum Tax)
        5,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami                  10/08 at 101         AAA        5,196,455
                 International Airport (Hub of the Americas),
                 Series 1998C, 5.000%, 10/01/23 (Alternative Minimum Tax)                   7/11 at 101         Aaa        1,962,160
        2,000   Miami-Dade County Expressway Authority, Florida, Toll System
                 Refunding Revenue Bonds, Series 2001, 5.000%, 7/01/21
        2,500   Palm Beach County, Florida, Airport System Revenue Refunding               10/02 at 102         AAA        2,623,000
                 Bonds, Series 1992, 6.375%, 10/01/14
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.6%
        1,500   Bradford County Health Facilities Authority, Florida, Health               No Opt. Call         AAA        1,652,970
                 Facilities Revenue Refunding Bonds, Series
                 1993 (Santa Fe HealthCare Facilities Project), 6.050%, 11/15/16
        7,000   Dade County Health Facilities Authority, Florida, Hospital                  8/02 at 102         AAA        7,350,490
                 Revenue Refunding Bonds, Series 1992 (North Shore Medical
                 Center Project), 6.500%, 8/15/15 (Pre-refunded to 8/15/02)
        1,000   State of Florida, Full Faith and Credit, Pollution Control Bonds,           7/02 at 101      AA+***        1,034,900
                 Series Y (Division of Bond Finance of the Department of General
                  Services), 6.600%, 7/01/17 (Pre-refunded to 7/01/02)
        2,500   City of Leesburg, Florida, Capital Improvement Hospital Revenue             7/02 at 102        A***        2,622,975
                 Bonds (Leesburg Regional Medical Center Project), Series 1991A,
                 7.500%, 7/01/21 (Pre-refunded to 7/01/02)
                Orange County, Florida, Tourist Development Tax Revenue Bonds, Series:
        3,000    6.500%, 10/01/19 (Pre-refunded to 10/01/02)                               10/02 at 102         AAA        3,166,830
        7,490    6.000%, 10/01/21 (Pre-refunded to 10/01/02)                               10/02 at 100         AAA        7,730,804
        5,500   City of St. Petersburg, Florida, Public Improvement Refunding               2/02 at 102         AAA        5,632,165
                 Revenue Bonds, Series 1992, 6.375%, 2/01/12
                 (Pre-refunded to 2/01/02)
        2,300   Sarasota County, Florida, Utility System Revenue Bonds, Series             10/04 at 102         AAA        2,563,626
                 1994, 6.500%, 10/01/22
                 (Pre-refunded to 10/01/04)
        2,000   The School Board of Seminole County, Florida, Certificates of               7/04 at 102         AAA        2,196,040
                 Participation, Series 1994A, 6.125%, 7/01/19
                 (Pre-refunded to 7/01/04)
        1,000   City of Stuart, Florida, Public Utilities Revenue Improvement              10/03 at 100         AAA        1,076,810
                 Bonds, Series 1994, 6.800%, 10/01/24
                 (Pre-refunded to 10/01/03)
        3,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium                 5/02 at 102      N/R***        3,118,950
                 Project), Series 1992, 7.750%, 5/01/27
                 (Pre-refunded to 5/01/02)


         Nuveen Florida Quality Income Municipal Fund (NUF) (continued)

             PORTFOLIO OF INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.4%
$      10,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds,          1/02 at 102          A1   $  10,219,800
                 Series 1992A (Florida Power Corporation Crystal River Power
                 Plant Project), 6.625%, 1/01/27
        5,830   Hillsborough County Industrial Development Authority, Florida,              2/02 at 103          A1       6,024,547
                 Pollution Control Revenue Bonds (Tampa Electric Company
                 Project), Series 1991, 7.875%, 8/01/21
        9,800   Hillsborough County Industrial Development Authority, Florida,              5/02 at 103          A1      10,234,924
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22
        3,000   JEA, Florida, Electric System Revenue Bonds, Subordinate Lien              10/03 at 100         AA-       3,142,980
                 Series 2000D, 5.375%, 10/01/11
        3,035   City of Lakeland, Florida, Electric and Water Refunding Revenue            10/09 at 101         AAA       2,890,382
                 Bonds, Series 1999A, 5.000%, 10/01/36
        3,290   Orlando Utilities Commission, Florida, Water and Electric Revenue          10/11 at 101         Aa1       3,342,443
                 Bonds, Series 2001 Refunding, 5.250%, 10/01/17
        3,000   Orlando Utilities Commission, Florida, Water and Electric                  10/02 at 100         Aa2       3,005,340
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27
        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, 2002             7/12 at 101         AAA       4,968,950
                 Series II, 5.125%, 7/01/26 (WI, settling 1/03/02)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.9%
        4,640   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,               5/12 at 100         AAA       4,353,758
                 Series 2001A, 5.000%, 11/01/39 (WI, settling 1/03/02)
        5,000   Town of Davie, Florida, Water and Sewer Improvement and Refunding          10/02 at 102         AAA       5,231,150
                 Revenue Bonds, Series 1992, 6.250%, 10/01/17
        5,300   Miami-Dade County, Florida, Water and Sewer System Revenue Bonds,          10/09 at 101         AAA       5,088,424
                 Series 1999A, 5.000%, 10/01/29
        1,500   Peace River/Manasota Regional Water Supply Authority, Florida,             10/08 at 101         AAA       1,442,356
                 Revenue Bonds (Peace River Option Project), Series 1998A,
                 5.000%, 10/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     343,639  Total Investments (cost $323,647,724) - 100.3%                                                           328,973,927
=============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.3)%                                                                      (983,180)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $ 327,990,747
               =====================================================================================================================

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.


         Nuveen Insured Florida Premium Income Municipal Fund (NFL)

         PORTFOLIO OF
                    INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.7%
$       5,325   Escambia County Housing Finance Authority, Florida, Dormitory               6/09 at 101         AAA       $5,549,981
                 Revenue Bonds (University of West Florida Foundation, Inc.
                 Project), Series 1999, 5.750%, 6/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.2%
        2,500   Alachua County Health Facilities Authority, Florida, Health                12/02 at 100         AAA        2,565,475
                 Facilities Revenue Bonds, Series 1992R (Shands Hospital
                 at the University of Florida Project), 5.750%, 12/01/15
        2,000   Brevard County Health Facilities Authority, Florida, Hospital              10/06 at 101         AAA        2,077,920
                 Revenue Bonds, Series 1996 (Holmes Regional Medical Center
                 Project), 5.625%, 10/01/14
        2,500   Hillsborough County Industrial Development Authority, Florida,             No Opt. Call         AAA        2,924,375
                 Industrial Development Revenue Bonds, Series 1994
                 (University Community Hospital), 6.500%, 8/15/19
        5,000   Hospital Board of Directors of Lee County, Florida, Hospital                4/07 at 102         AAA        5,183,150
                 Revenue Bonds (Lee Memorial Health System), Fixed Rate
                 Hospital Revenue Bonds, 1997 Series A, 5.750%, 4/01/22
        7,220   Miami-Dade County Health Facilities Authority, Florida, Hospital            8/11 at 101         AAA        7,061,449
                 Revenue Bonds, Series 2001A, Miami Children's Hospital
                 Refunding, 5.125%, 8/15/26
        5,000   North Broward Hospital District, Florida, Refunding and Improvement         1/07 at 101         AAA        5,026,050
                 Revenue Bonds, Series 1997, 5.375%, 1/15/24
        5,540   Polk County Industrial Development Authority, Florida, Industrial           9/02 at 103         AAA        5,836,501
                 Development Bonds, 1985 Series 2 (Winter Haven Hospital Project),
                 6.250%, 9/01/15
        3,000   City of Royal Oak Hospital Finance Authority, Michigan, Hospital           11/11 at 100         AAA        2,900,790
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/35
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.5%
          980   Housing Finance Authority of Broward County, Florida, Multifamily           6/07 at 102         AAA          999,894
                 Housing Revenue Refunding Bonds (Pompano Oaks Apartments
                 Project - GNMA Collateralized), Series 1997, 6.000%,
                 12/01/27 (Alternative Minimum Tax)
                Housing Finance Authority of Collier County, Florida, Multifamily
                Housing Revenue Refunding Bonds (Saxon Manor Isles Project),
                Series 1998A (Subseries 1):
        1,040    5.350%, 9/01/18 (Alternative Minimum Tax)                                  3/08 at 101         AAA        1,039,012
        1,400    5.400%, 9/01/23 (Alternative Minimum Tax)                                  3/08 at 101         AAA        1,387,190
                Housing Finance Authority of Collier County, Florida, Multifamily
                Housing Revenue Bonds, Series 1998B
                (Saxon Manor Isles Project):
        1,260    5.350%, 9/01/18 (Alternative Minimum Tax)                                  3/08 at 101         AAA        1,258,803
        1,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                  3/08 at 101         AAA          990,850
                Housing Finance Authority of Dade County, Florida, Multifamily
                Mortgage Revenue Bonds (Siesta Pointe Apartments Project),
                1997 Series A:
        1,230    5.650%, 9/01/17 (Alternative Minimum Tax)                                  9/07 at 101         AAA        1,250,221
        1,890    5.750%, 9/01/29 (Alternative Minimum Tax)                                  9/07 at 101         AAA        1,910,658
        1,400   Florida Housing Finance Agency, Housing Revenue Bonds, 1997                 4/07 at 102         AAA        1,449,672
                 Series A (Riverfront Apartments Project), 6.250%, 4/01/37
                 (Alternative Minimum Tax)
        1,590   Florida Housing Finance Agency, Housing Revenue Bonds, 1995 Series E       12/05 at 102         AAA        1,632,866
                 (Williamsburg Village Apartments Project), 6.100%, 12/01/20
                 (Alternative Minimum Tax)
        1,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996                 5/06 at 102         AAA        1,035,850
                 Series C-1 (Turtle Creek Apartments Project), 6.100%,
                 5/01/16 (Alternative Minimum Tax)
                Florida Housing Finance Agency, Housing Revenue Bonds, 1996
                Series D-1 (Sterling Palms Apartments Project):
        1,000    6.300%, 12/01/16 (Alternative Minimum Tax)                                 6/06 at 102         AAA        1,045,560
        1,500    6.400%, 12/01/26 (Alternative Minimum Tax)                                 6/06 at 102         AAA        1,559,595


     Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)

             PORTFOLIO OF INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)
$         750   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series V       12/06 at 102         AAA    $     770,010
                 (The Crossings at Indian Run Apartments Project), 6.100%,
                 12/01/26 (Alternative Minimum Tax)
        2,535   Florida Housing Finance Corporation, GNMA Collateralized Housing            9/10 at 102         AAA        2,588,970
                 Revenue Bonds, 2000 Series J-1, Raintree Apartments, 5.950%,
                 3/01/35 (Alternative Minimum Tax)
        2,105   Florida Housing Finance Corporation, GNMA Collateralized Housing           12/10 at 102         AAA        2,164,298
                 Revenue Bonds, 2000 Series K-1, Cobblestone Apartments,
                 6.000%, 12/01/33 (Alternative Minimum Tax)
                Florida Housing Finance Corporation, Housing Revenue Bonds, 2000
                Series D-1, Augustine Club Apartments:
        1,500    5.500%, 10/01/20                                                          10/10 at 102         Aaa        1,510,755
        4,750    5.750%, 10/01/30                                                          10/10 at 102         Aaa        4,833,363
        3,605   City of Jacksonville, Florida, Housing Revenue Refunding Bonds,             9/03 at 102         AAA        3,635,102
                 Series 1993A (GNMA Collateralized - Windermere Manor
                 Apartments Project), 5.875%, 3/20/28
        1,425   Housing Finance Authority of Miami-Dade County, Florida, Multifamily        6/11 at 100         AAA        1,442,485
                 Mortgage Revenue Bonds, Series 2001-1A (Country Club Villas II
                 Project), 5.750%, 7/01/27 (Alternative Minimum Tax)
        5,240   Nevada Housing Division, Multi-Unit Housing Revenue Bonds, 2000             4/10 at 100         AAA        5,397,514
                 Series A (Whispering Palms Project), 6.300%, 4/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.6%
        2,795   Housing Finance Authority of Broward County, Florida, Single Family         4/09 at 101         Aaa        2,749,609
                 Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 (Alternative Minimum Tax)
        3,455   Duval County Housing Finance Authority, Florida, Single Family             10/04 at 102         Aaa        3,586,428
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1994, 6.700%, 10/01/26
                 (Alternative Minimum Tax)
        1,420   Escambia County Housing Finance Authority, Florida, Single Family           4/02 at 102         Aaa        1,452,106
                 Mortgage Revenue Bonds, Series 1992A (Multi-County Program),
                 6.900%, 4/01/20 (Alternative Minimum Tax)
        4,350   Escambia County Housing Finance Authority, Florida, Single Family           4/08 at 102         Aaa        4,181,829
                 Mortgage Revenue Bonds, Series 1999 (Multi-County Program),
                 5.200%, 4/01/32 (Alternative Minimum Tax)
       16,215   Florida Housing Finance Corporation, Homeowner Mortgage Revenue        1/10 at 24 21/32         AAA        2,390,091
                 Bonds, 2000 Series 4, 0.000%, 7/01/30 (Alternative Minimum Tax)
        4,435   Florida Housing Finance Corporation, Homeowner Mortgage Revenue         1/09 at 31 9/32         AAA          850,367
                 Bonds, 1999 Series 2, 0.000%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 1.8%
        2,900   State of Florida Board of Education, Full Faith and Credit, Public          6/08 at 101         AAA        2,531,526
                 Education Capital Outlay Bonds, 1997 Series B, 4.500%, 6/01/28
                Galveston County, Texas, Unlimited Tax Road Bonds, Series 2001:
        3,100    0.000%, 2/01/23                                                           No Opt. Call         Aaa          936,293
        3,130    0.000%, 2/01/24                                                           No Opt. Call         Aaa          889,327
        3,165    0.000%, 2/01/25                                                           No Opt. Call         Aaa          846,036
        3,195    0.000%, 2/01/26                                                           No Opt. Call         Aaa          804,916
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.9%
        4,835   Cape Coral, Florida, Capital Improvement Revenue Bonds, Series 1999,       10/09 at 101         Aaa        4,915,309
                 5.375%, 10/01/24
        2,750   Dade County, Florida, Special Obligation and Refunding Bonds, Series       10/06 at 102         AAA        2,626,140
                 1996B, 5.000%, 10/01/35
        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds,     12/11 at 100         AAA          940,220
                 Series 2001A, 5.000%, 12/01/31
        2,230   Florida Ports Financing Commission, Revenue Bonds (State Transportation    10/09 at 101         AAA        2,247,372
                 Trust Fund - Intermodal Program), Series 1999, 5.500%, 10/01/23
                 (Alternative Minimum Tax)
                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25                                                          11/10 at 101         AAA        3,403,159
        3,345    5.375%, 11/01/30                                                          11/10 at 101         AAA        3,375,272
                Florida Municipal Loan Council, Revenue Bonds, Series 2001A:
        1,000    5.250%, 11/01/18                                                          11/11 at 101         AAA        1,012,710
        2,000    4.750%, 11/01/21                                                          11/11 at 101         AAA        1,859,120


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
                City of Gulf Breeze, Florida, Local Government Loan Program,
                Remarketed Series 1985C:
$       1,080    5.900%, 12/01/15 (Mandatory put 12/01/10)                                 12/06 at 101         AAA    $   1,151,658
        1,020    5.900%, 12/01/15 (Mandatory put 12/01/10)                                 12/06 at 101         AAA        1,098,979
        8,500   City of Gulf Breeze, Florida, Capital Funding Revenue Bonds, Series         6/08 at 100         AAA        7,405,710
                 1997B, 4.500%, 10/01/27
                City of Gulf Breeze, Florida, Local Government Loan Program,
                Remarketed Series 1985E:
        1,500    5.750%, 12/01/20 (Mandatory put 12/01/19)                                 12/10 at 101         AAA        1,562,505
        5,200    4.750%, 12/01/20 (Mandatory put 12/01/11)                                 12/11 at 101         AAA        5,236,244
        1,400   Hernando County, Florida, Capital Improvement Revenue Bonds, Series         2/03 at 102         AAA        1,465,212
                 1993 Refunding, 5.750%, 2/01/14
        2,750   City and County of Jackson, State of Michigan, Downtown Development        No Opt. Call         AAA          687,500
                 Bonds, General Obligation Limited Tax, Series 2001,
                 0.000%, 6/01/26
        1,025   City of Jacksonville, Florida, Sales Tax Revenue Bonds, Series 1995        10/05 at 101         AAA        1,115,210
                 (River City Renaissance Project), 5.500%, 10/01/10
       23,000   Miami-Dade County, Florida, Subordinate Special Obligation Bonds,      4/08 at 49 17/32         AAA        7,587,010
                 Series 1997A, 0.000%, 10/01/21
        1,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds,              1/04 at 102         AAA        1,094,590
                 Series 1994, 7.000%, 1/01/14
        4,770   School Board of Orange County, Florida, Master Lease Program,               8/07 at 101         Aaa        4,806,538
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22
        5,010   Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/02 at 102         AAA        5,264,157
                 Series 1992A, 6.250%, 10/01/13
        6,500   Palm Beach County, Florida, Administrative Complex Revenue Refunding       No Opt. Call         AAA        6,903,390
                  Bonds, Series 1993, 5.250%, 6/01/11
                Palm Beach County, Florida, Criminal Justice Facilities, Revenue
                Refunding Bonds, Series 1993:
        2,500    5.375%, 6/01/08                                                           No Opt. Call         AAA        2,680,475
        4,000    5.375%, 6/01/10                                                           No Opt. Call         AAA        4,290,320
        2,335   Pasco County, Florida, Gas Tax Refunding Revenue Bonds, Series              8/02 at 102         AAA        2,427,536
                 1992, 5.750%, 8/01/13
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 17.4%
        9,000   Broward County, Florida, Airport System Revenue Bonds, 2001                10/11 at 101         AAA        8,834,130
                 Series J-1, 5.250%, 10/01/26 (Alternative Minimum Tax)
        3,000   Dade County, Florida, Aviation Revenue Refunding Bonds, Series Y,          10/03 at 102         AAA        3,102,540
                 5.500%, 10/01/11
        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995,        10/05 at 102         AAA        1,171,588
                 5.750%, 10/01/15
       15,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth                  11/09 at 100         AAA       15,642,150
                 International Airport, Joint Revenue Bonds,
                 Series 2000A, 6.125%, 11/01/35 (Alternative Minimum Tax)
        5,000   Director of the State of Nevada, Department of Business and Industry,      No Opt. Call         AAA        1,202,550
                 Las Vegas Monorail Project Revenue Bonds, 1st Tier Series 2000,
                 0.000%, 1/01/27
        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/02 at 102         AAA        2,084,680
                 Revenue Bonds, Series 1992A, 6.375%,
                 10/01/21 (Alternative Minimum Tax)
        3,295   Greater Orlando Aviation Authority, Florida, Airport Facilities            10/07 at 101         AAA        3,217,502
                 Revenue Bonds, Series 1997, 5.250%,
                 10/01/23 (Alternative Minimum Tax)
        2,350   Jacksonville Port Authority, Florida, Airport Revenue Bonds, Series        10/03 at 102         AAA        2,321,307
                 1993 Refunding, 5.250%, 10/01/17
                 (Alternative Minimum Tax)
        3,800   Jacksonville Port Authority, Florida, 1996 Port Facilities Revenue         11/06 at 102         AAA        3,862,092
                 Refunding Bonds, 5.625%, 11/01/18
                 (Alternative Minimum Tax)
       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A, 6.000%,          10/10 at 101         AAA       15,749,806
                 10/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.1%
        3,750   Broward County Health Facilities Authority, Florida, Hospital Revenue       6/03 at 102         AAA        3,941,213
                 Bonds (Holy Cross Hospital, Inc.),
                 Series 1993, 5.850%, 6/01/12
        2,700   City of Cocoa, Florida, Water and Sewer System Improvement Revenue         10/07 at 101         AAA        2,995,218
                 Bonds, Series 1997, 5.875%,
                 10/01/26 (Pre-refunded to 10/01/07)
        4,500   State of Florida Department of Environmental Protection, Preservation       7/05 at 101         AAA        4,915,035
                 2000 Revenue Bonds, Series 1995A,
                 5.750%, 7/01/11 (Pre-refunded to 7/01/05)
        3,000   Florida Municipal Power Agency, All-Requirements Power Supply Project      10/02 at 102         AAA        3,161,250
                 Revenue Bonds, Series 1992,
                 6.250%, 10/01/21 (Pre-refunded to 10/01/02)


     Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)

             PORTFOLIO OF INVESTMENTS DECEMBER 31, 2001 (UNAUDITED)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)
$       3,995   State of Florida Department of Transportation, Turnpike Revenue             7/02 at 101         AAA       $4,130,510
                 Bonds, Series 1992A, 6.350%, 7/01/22
                 (Pre-refunded to 7/01/02)
          990   Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/02 at 102         AAA        1,020,957
                 Series 1992A, 6.250%, 10/01/13
          930   Orange County, Florida, Water Utilities System Revenue Bonds,               4/02 at 102         AAA         959,565
                 Series 1992, 6.250%, 10/01/17
                 (Pre-refunded to 4/01/02)
        3,295   City of Palm Bay, Florida, Utility System Refunding Revenue Bonds,         10/02 at 102         AAA        3,470,887
                 Series 1994 (Palm Bay Utility
                 Corporation Project), 6.200%, 10/01/22 (Pre-refunded to 10/01/02)
                 (Pre-refunded to 9/01/04)
                St. Lucie County, Florida, Utility System Refunding and Revenue
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15                                                          10/03 at 102         AAA        5,257,150
        1,200    5.500%, 10/01/21                                                          10/03 at 102         AAA        1,212,348
        7,855   Seminole County, Florida, Water and Sewer Revenue Refunding and
                 Improvement Bonds, Series 1992,  No Opt. Call      AAA 8,778,355
                 6.000%, 10/01/19
                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
        6,900    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                               10/06 at 101         AAA        7,612,977
        8,700    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                               10/06 at 101         AAA        9,598,971
        1,500   City of Tampa, Florida, Allegany Health System Revenue Bonds, St.
                 Joseph's Hospital, Inc. Issue,  12/03 at 102   AAA 1,491,135
                 Series 1993, 5.125%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.0%
        1,250   Florida Municipal Power Agency, St. Lucie Project Refunding Revenue        10/02 at 102         AAA        1,250,688
                 Bonds, Series 1992, 5.250%, 10/01/21
        1,500   Florida Municipal Power Agency, Tri-City Project Refunding Revenue         10/03 at 100         AAA        1,509,420
                 Bonds, Series 1992, 5.500%, 10/01/19
        3,525   Solid Waste Authority of Palm Beach County, Florida, Refunding             No Opt. Call         AAA        3,906,335
                 Revenue Bonds, Series 1997A, 6.000%, 10/01/09
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.6%
        3,000   City of Cocoa, Florida, Water and Sewer System Improvement Revenue         10/09 at 101         AAA        2,635,350
                 Bonds, Series 1999, 4.500%, 10/01/26
        4,000   Florida Governmental Utility Authority, Utility Revenue Bonds               7/09 at 101         Aaa        3,841,280
                 (Golden Gate Utility System), Series 1999, 5.000%, 7/01/29
        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,                9/08 at 102         AAA        7,962,640
                 Series 1993A, 5.250%, 9/01/24
        2,000   Indian Trail Water Control District, Florida, Water Control and             8/07 at 101         AAA        2,039,120
                 Improvement Bonds, Unit of Development No. 17,
                 Series 1996, 5.500%, 8/01/22
        1,070   Orange County, Florida, Water Utilities System Revenue Bonds,               4/02 at 102         AAA        1,101,544
                 Series 1992, 6.250%, 10/01/17
        2,250   City of Port Orange, Florida, Water and Sewer Refunding Junior             10/03 at 101         AAA        2,250,945
                 Lien Revenue Bonds, Series 1993, 5.250%, 10/01/21
       10,000   City of Port Saint Lucie, Florida, Utility System Revenue Bonds,       9/11 at 34 31/32         AAA        2,018,400
                 Series 2001, 0.000%, 9/01/29
        3,530   Seminole County, Florida, Water and Sewer Revenue Refunding and            No Opt. Call         AAA        3,933,408
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19
        1,300   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,          10/06 at 102         AAA        1,395,628
                 Series 1996, 5.800%, 10/01/11
        1,100   Wauchula, Florida, Utility Revenue Bonds, Series 2001A,                    10/11 at 101         AAA        1,064,371
                 5.000%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
$     372,970   Total Investments (cost $310,732,968) - 98.8%                                                            325,127,038
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       3,829,144
               ---------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 328,956,182
               =====================================================================================================================



     All of the bonds in the portfolio are either covered by Original Issue
     Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
     Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.


                See accompanying notes to financial statements.


STATEMENT OF
           NET ASSETS DECEMBER 31, 2001 (UNAUDITED)


                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
                                                                                       (NQF)               (NUF)               (NFL)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                            $385,245,632        $328,973,927        $325,127,038
Cash                                                                               3,485,025          13,149,295                  --
Receivables:
   Interest                                                                        5,978,161           5,286,340           4,190,307
   Investments sold                                                                  295,000             145,000               9,454
 Other assets                                                                          5,438              33,803              12,611
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               395,009,256         347,588,365         329,339,410
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                 21,506,527          19,165,486                  --
Accrued expenses:
   Management fees                                                                   202,237             178,257             178,672
   Other                                                                             288,953             253,875             204,556
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           21,997,717          19,597,618             383,228
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                      $373,011,539        $327,990,747        $328,956,182
====================================================================================================================================
Preferred shares, at liquidation value                                          $132,000,000        $117,000,000        $111,000,000
====================================================================================================================================
Preferred shares outstanding                                                           5,280               4,680               4,440
====================================================================================================================================
Common shares outstanding                                                         16,419,462          14,162,097          14,290,929
====================================================================================================================================
Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)           $      14.68        $      14.90        $      15.25
====================================================================================================================================




                 See accompanying notes to financial statements.


STATEMENT OF
      OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)


                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
                                                                                       (NQF)               (NUF)               (NFL)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                $10,907,622         $ 9,760,489        $ 8,990,801
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                    1,219,576           1,071,070          1,076,440
Preferred shares - auction fees                                                      166,356             147,452            139,890
Preferred shares - dividend disbursing agent fees                                     10,081              15,123             10,081
Shareholders' servicing agent fees and expenses                                       14,378              11,123              9,993
Custodian's fees and expenses                                                         65,849              57,836             46,891
Trustees' fees and expenses                                                            1,880               1,696              1,389
Professional fees                                                                     14,400              13,392              9,358
Shareholders' reports - printing and mailing expenses                                 21,425              25,710             17,997
Stock exchange listing fees                                                           12,442              12,243             12,243
Investor relations expense                                                            26,167              22,796             21,642
Other expenses                                                                        11,754              11,179             11,149
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                         1,564,308           1,389,620          1,357,073
   Custodian fee credit                                                              (24,705)            (21,764)           (10,187)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       1,539,603           1,367,856          1,346,886
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              9,368,019           8,392,633          7,643,915
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS

Net realized gain from investment transactions                                     1,384,806             274,908             64,091
Change in net unrealized appreciation (depreciation) of investments               (2,512,670)         (2,182,250)        (1,439,295)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                  (1,127,864)         (1,907,342)        (1,375,204)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $ 8,240,155         $ 6,485,291        $ 6,268,711
====================================================================================================================================



                 See accompanying notes to financial statements


STATEMENT OF
      CHANGES IN NET ASSETS (UNAUDITED)


                                                            FLORIDA INVESTMENT QUALITY (NQF)           FLORIDA QUALITY INCOME (NUF)
                                                         -----------------------------------      ----------------------------------
                                                             SIX MONTHS           YEAR ENDED          SIX MONTHS          YEAR ENDED
                                                         ENDED 12/31/01              6/30/01      ENDED 12/31/01             6/30/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $ 9,368,019         $ 19,524,524         $ 8,392,633       $ 17,029,809
Net realized gain from investment transactions                1,384,806            2,203,606             274,908          1,414,163
Change in net unrealized appreciation
        (depreciation) of investments                        (2,512,670)           6,281,184          (2,182,250)         4,602,139
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    8,240,155           28,009,314           6,485,291         23,046,111
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                       (7,378,707)         (14,556,818)         (6,477,657)       (12,504,886)
   Preferred shareholders                                    (1,081,519)          (4,844,197)           (961,682)        (4,221,461)
From accumulated net realized gains from investment transactions:
   Common shareholders                                         (914,570)                  --            (548,021)                --
   Preferred shareholders                                      (232,838)                  --            (185,755)                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders    (9,607,634)         (19,401,015)         (8,173,115)       (16,726,347)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                         156,051              324,217              60,281             86,155
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        (1,211,428)           8,932,516          (1,627,543)         6,405,919
Net assets at the beginning of period                       374,222,967          365,290,451         329,618,290        323,212,371
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $373,011,539         $374,222,967        $327,990,747       $329,618,290
====================================================================================================================================
Balance of undistributed net investment income
   at the end of period                                    $  1,580,236         $    396,355        $  1,596,708       $    638,055
====================================================================================================================================


                 See accompanying notes to financial statements


STATEMENT OF
      CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)


                                                                                                INSURED FLORIDA PREMIUM INCOME (NFL)
                                                                                                ------------------------------------
                                                                                                      SIX MONTHS          YEAR ENDED
                                                                                                  ENDED 12/31/01             6/30/01
                                                                                                ------------------------------------
OPERATIONS
Net investment income                                                                               $  7,643,915       $ 15,518,261
Net realized gain from investment transactions                                                            64,091          2,376,595
Change in net unrealized appreciation (depreciation) of investments                                   (1,439,295)        12,370,464
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                             6,268,711         30,265,320
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                                                                (5,930,736)       (11,192,652)
   Preferred shareholders                                                                             (1,023,753)        (4,022,024)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                        --                 --
   Preferred shareholders                                                                                     --                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                             (6,954,489)       (15,214,676)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                                       --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                   (685,778)        15,050,644
Net assets at the beginning of period                                                                329,641,960        314,591,316
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                     $328,956,182       $329,641,960
====================================================================================================================================
Balance of undistributed net investment income at the end of period                                 $  1,419,682       $    661,457
====================================================================================================================================


                 See accompanying notes to financial statements


NOTES TO
      FINANCIAL STATEMENTS (UNAUDITED)




1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2001, Florida Investment Quality (NQF)and Florida Quality Income
(NUF) had outstanding when-issued purchase commitments of $21,506,527 and $19,165,486, respectively. There were no such outstanding purchase commitments in Insured Florida Premium Income (NFL).

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

NOTES TO
        FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                          INSURED
                                 FLORIDA      FLORIDA      FLORIDA
                             INVESTMENT       QUALITY      PREMIUM
                                 QUALITY       INCOME       INCOME
                                   (NQF)        (NUF)        (NFL)
------------------------------------------------------------------
Number of shares:
   Series M                           --        1,700           --
   Series T                        3,080           --           --
   Series W                           --           --        1,640
   Series Th                          --        1,700        2,800
   Series F                        2,200        1,280           --
------------------------------------------------------------------
Total                              5,280        4,680        4,440
==================================================================


Insurance

Insured Florida Premium Income (NFL) invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2001.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy

As required, effective July 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to July 1, 2001, the Funds did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation based on securities held by the Funds on July 1, 2001, as follows:

                                                                   INSURED
                                         FLORIDA      FLORIDA      FLORIDA
                                      INVESTMENT      QUALITY      PREMIUM
                                         QUALITY       INCOME       INCOME
                                           (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------
                                        $276,088       $5,359      $68,799
==========================================================================

The effect of this change for the six months ended December 31, 2001, was to increase net investment income with a corresponding decrease in net unrealized appreciation as follows:

                                                                   INSURED
                                         FLORIDA      FLORIDA      FLORIDA
                                      INVESTMENT      QUALITY      PREMIUM
                                         QUALITY       INCOME       INCOME
                                           (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------
                                         $55,328       $3,828       $5,761
==========================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

NOTES TO
        FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. FUND SHARES

Transactions in Common shares were as follows:


                                                                 FLORIDA                        FLORIDA
                                                        INVESTMENT QUALITY (NQF)          QUALITY INCOME (NUF)
                                                      ---------------------------  --------------------------------
                                                        SIX MONTHS     YEAR ENDED      SIX MONTHS       YEAR ENDED
                                                      ENDED 12/31/01     6/30/01     ENDED 12/31/01       6/30/01
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                          10,394      21,685         3,958       6,145
===================================================================================================================
                                                                                     INSURED FLORIDA
                                                                                   PREMIUM INCOME (NFL)
                                                                                -----------------------------------
                                                                                  SIX MONTHS       YEAR ENDED
                                                                                ENDED 12/31/01       6/30/01
-------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                                     --          --
===================================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 2002, to shareholders of record on January 15, 2002, as follows:

                                                                   INSURED
                                         FLORIDA     FLORIDA       FLORIDA
                                     INVESTMENT       QUALITY     PREMIUM
                                         QUALITY       INCOME       INCOME
                                           (NQF)        (NUF)        (NFL)
--------------------------------------------------------------------------
Dividend per share                        $.0765       $.0780       $.0715
==========================================================================

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended December 31, 2001, were as follows:


                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
                                                                          (NQF)        (NUF)        (NFL)
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $84,417,826  $45,983,601   $5,020,628
   Short-term municipal securities                                    2,450,000           --           --
Sales and maturities:
   Long-term municipal securities                                    65,344,158   37,426,845    3,389,064
   Short-term municipal securities                                    2,450,000           --           --
==========================================================================================================

At December 31, 2001, the cost of investments owned for federal income tax purposes were as follows:


                                                                                                   INSURED
                                                                       FLORIDA       FLORIDA       FLORIDA
                                                                    INVESTMENT       QUALITY       PREMIUM
                                                                       QUALITY        INCOME        INCOME
                                                                         (NQF)         (NUF)         (NFL)
----------------------------------------------------------------------------------------------------------
                                                                  $376,146,060  $323,638,537  $310,658,408
==========================================================================================================

At June 30, 2001, the Funds' last fiscal year end, Insured Florida Premium Income (NFL) had an unused capital loss carryforward of $723,436 available for federal income tax purposes to be applied against future capital gains, in any. If not applied, the carryforward will expire in the year 2008.

5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at December 31, 2001, were as follows:

                                                              INSURED
                                    FLORIDA      FLORIDA      FLORIDA
                                 INVESTMENT      QUALITY      PREMIUM
                                    QUALITY       INCOME       INCOME
                                      (NQF)        (NUF)        (NFL)
----------------------------------------------------------------------
Gross unrealized:
   appreciation                 $14,125,562  $ 9,868,680  $15,829,997
   depreciation                  (5,025,990)  (4,533,290)  (1,361,367)
----------------------------------------------------------------------
Net unrealized appreciation     $ 9,099,572  $ 5,335,390  $14,468,630
======================================================================

NOTES TO
        FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                        MANAGEMENT FEE
---------------------------------------------------------------
For the first $125 million                          .6500 of 1%
For the next $125 million                           .6375 of 1
For the next $250 million                           .6250 of 1
For the next $500 million                           .6125 of 1
For the next $1 billion                             .6000 of 1
For the next $3 billion                             .5875 of 1
For net assets over $5 billion                      .5750 of 1
===============================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At December 31, 2001, net assets consisted of:


                                                                                                       INSURED
                                                                        FLORIDA        FLORIDA         FLORIDA
                                                                     INVESTMENT        QUALITY         PREMIUM
                                                                        QUALITY         INCOME          INCOME
                                                                          (NQF)          (NUF)           (NFL)
--------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $132,000,000   $117,000,000    $111,000,000
Common shares, $.01 par value per share                                 164,195        141,621         142,909
Paid-in surplus                                                     229,039,862    203,818,349     202,664,512
Balance of undistributed net investment income                        1,580,236      1,596,708       1,419,682
Accumulated net realized gain (loss) from investment transactions     1,459,090        107,866        (664,991)
Net unrealized appreciation of investments                            8,768,156      5,326,203      14,394,070
--------------------------------------------------------------------------------------------------------------
Net assets                                                         $373,011,539   $327,990,747    $328,956,182
==============================================================================================================
Authorized shares:
   Common                                                             Unlimited      Unlimited       Unlimited
   Preferred                                                          Unlimited      Unlimited       Unlimited
==============================================================================================================

FINANCIAL
   HIGHLIGHTS (Unaudited)


        Selected data for a Common share outstanding throughout each period:



                    Investment Operations                   Less Distributions                                        Total Returns
                 ---------------------------  ---------------------------------------------                          ---------------


                                                   Net        Net                            Offering
                                    Net     Investment Investment  Capital   Capital        Costs and                        Based
                              Realized/      Income to  Income to Gains to  Gains to        Preferred Ending          Based     on
       Beginning        Net  Unrealized         Common  Preferred   Common Preferred            Share    Net  Ending     on    Net
       Net Asset Investment  Investment         Share-     Share-   Share-    Share-     Underwriting  Asset  Market Market  Asset
           Value     Income Gain (Loss) Total  holders   holders+  holders  holders+ Total  Discounts  Value   Value Value** Value**
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)  $14.76       $ .57      $(.06) $ .51   $(.45)     $(.07)   $(.06)   $(.01) $(.59)    $  --  $14.68 $15.3300    6.43%  2.84%
2001      14.24        1.19        .52   1.71    (.89)      (.30)      --       --  (1.19)       --   14.76  14.8900   12.03  10.11
2000      15.03        1.21       (.71)   .50    (.94)      (.29)    (.03)    (.01) (1.27)     (.02)  14.24  14.1250   (5.54)  1.39
1999      15.66        1.16       (.59)   .57    (.96)      (.20)    (.03)    (.01) (1.20)       --   15.03  16.0000   (1.80)  2.22
1998      15.55        1.18        .23   1.41    (.99)      (.22)    (.07)    (.02) (1.30)       --   15.66  17.2500    9.08   7.70
1997      15.25        1.22        .27   1.49    (.97)      (.22)      --       --  (1.19)       --   15.55  16.8125   10.68   8.56

FLORIDA QUALITY INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)   15.02         .59       (.13)   .46    (.46)      (.07)    (.04)    (.01)  (.58)       --   14.90  15.3900    6.20   2.48
2001      14.57        1.20        .43   1.63    (.88)      (.30)      --       --  (1.18)       --   15.02  14.9700   12.58   9.37
2000      15.37        1.19       (.77)   .42    (.91)      (.29)      --       --  (1.20)     (.02)  14.57  14.1250   (4.28)   .87
1999      15.96        1.14       (.61)   .53    (.90)      (.22)      --       --  (1.12)       --   15.37  15.7500    2.79   1.88
1998      15.66        1.16        .31   1.47    (.92)      (.25)      --       --  (1.17)       --   15.96  16.1875    7.07   7.98
1997      15.26        1.18        .39   1.57    (.92)      (.25)      --       --  (1.17)       --   15.66  16.0000   13.23   8.89

INSURED FLORIDA PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)   15.30         .53       (.09)   .44    (.42)      (.07)      --       --   (.49)       --   15.25  15.0800    6.62   2.35
2001      14.25        1.09       1.02   2.11    (.78)      (.28)      --       --  (1.06)       --   15.30  14.5400   18.32  13.09
2000      14.86        1.06       (.59)   .47    (.80)      (.28)      --       --  (1.08)       --   14.25  13.0000   (5.17)  1.47
1999      15.49        1.03       (.67)   .36    (.76)      (.23)      --       --   (.99)       --   14.86  14.5625    7.98    .73
1998      14.70        1.02        .81   1.83    (.78)      (.26)      --       --  (1.04)       --   15.49  14.1875    7.38  10.87
1997      14.10        1.02        .61   1.63    (.78)      (.25)      --       --  (1.03)       --   14.70  13.9375    9.30  10.01
====================================================================================================================================


                                                            Ratios/Supplemental Data
          -------------------------------------------------------------------------------------------------------------------------
                                    Before Credit                                     After Credit***
                  -------------------------------------------------  ----------------------------------------------------
                             Ratio of Net              Ratio of Net              Ratio of Net               Ratio of Net
                    Ratio of   Investment     Ratio of   Investment     Ratio of   Investment     Ratio of    Investment
                    Expenses    Income to     Expenses    Income to     Expenses    Income to     Expenses     Income to
                  to Average      Average   to Average      Average   to Average      Average   to Average       Average
         Ending   Net Assets   Net Assets        Total        Total   Net Assets   Net Assets        Total         Total
            Net   Applicable   Applicable   Net Assets   Net Assets   Applicable   Applicable   Net Assets    Net Assets  Portfolio
         Assets    to Common    to Common    Including    Including    to Common    to Common    Including     Including   Turnover
           (000)      Shares++     Shares++  Preferred++  Preferred++     Shares++     Shares++  Preferred++   Preferred++     Rate
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)  $373,012     1.25%*       7.49%*        .82%*        4.88%*       1.23%*       7.51%*        .80%*        4.90%*       18%
2001      374,223     1.33         8.10          .86          5.22         1.29         8.14          .83          5.25         28
2000      365,290     1.26         8.45          .80          5.41         1.24         8.48          .79          5.42         16
1999      355,644     1.15         7.38          .80          5.15         1.15         7.39          .80          5.16         17
1998      364,755     1.14         7.55          .80          5.27         1.14         7.55          .80          5.27          9
1997      361,837     1.15         7.87          .80          5.46         1.15         7.87          .80          5.46          4

FLORIDA QUALITY INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)   327,991     1.28*        7.71*         .83*         5.00*        1.26*        7.73*         .82*         5.01*        12
2001      329,618     1.33         8.00          .86          5.15         1.25         8.08          .81          5.19         20
2000      323,212     1.26         8.08          .80          5.17         1.23         8.10          .79          5.18         20
1999      322,433     1.19         7.13          .81          4.86         1.19         7.13          .81          4.87         16
1998      329,973     1.18         7.26          .81          4.95         1.18         7.26          .81          4.95         10
1997      324,882     1.20         7.63          .81          5.15         1.20         7.63          .81          5.15         22

INSURED FLORIDA PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2002(a)   328,956     1.21*        6.79*         .81*         4.53*        1.20*        6.80*         .80*         4.54*         1
2001      329,642     1.27         7.22          .84          4.76         1.26         7.23          .83          4.76         20
2000      314,591     1.30         7.53          .84          4.85         1.29         7.54          .83          4.86         22
1999      323,428     1.20         6.58          .80          4.39         1.20         6.58          .80          4.39         11
1998      332,383     1.21         6.69          .80          4.44         1.21         6.69          .80          4.44         11
1997      321,059     1.24         7.08          .81          4.60         1.24         7.08          .81          4.60         21
====================================================================================================================================




                                         Municipal Auction Rate Cumulative
                                         Preferred Stock at End of Period
                                       ------------------------------------
                                         Aggregate   Liquidation
                                            Amount    and Market      Asset
                                       Outstanding         Value   Coverage
                                              (000)    Per Share  Per Share
---------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                                   $132,000       $25,000    $70,646
2001                                       132,000        25,000     70,876
2000                                       132,000        25,000     69,184
1999                                       110,000        25,000     80,828
1998                                       110,000        25,000     82,899
1997                                       110,000        25,000     82,236

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                                    117,000        25,000     70,083
2001                                       117,000        25,000     70,431
2000                                       117,000        25,000     69,062
1999                                       105,000        25,000     76,770
1998                                       105,000        25,000     78,565
1997                                       105,000        25,000     77,353

INSURED FLORIDA PREMIUM INCOME (NFL)
---------------------------------------------------------------------------
Year Ended 6/30:
2002(a)                                    111,000        25,000     74,089
2001                                       111,000        25,000     74,244
2000                                       111,000        25,000     70,854
1999                                       111,000        25,000     72,844
1998                                       111,000        25,000     74,861
1997                                       111,000        25,000     72,310
===========================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended December 31, 2001.

                 See accompanying notes to financial statements


BUILD YOUR WEALTH
             AUTOMATICALLY

sidebar text:

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

FUND
     INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended December 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS
             FOR GENERATIONS

[photo: John Nuveen, Sr.]

John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

INVEST WELL.
LOOK AHEAD.

LEAVE YOUR MARK.TM

[LOGO]
NUVEEN INVESTMENTS

Nuveen Investments o 333 West Wacker Drive

Chicago, IL 60606 o www.nuveen.com                                 FSA-1-12-01